UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2023

RCF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 6, 2023, in connection with the closing (“Closing”) of the transactions contemplated by the Securities Purchase Agreement (the “Purchase Agreement”) by and between RCF Sponsor VII LLC (the “Sponsor”) and Perception Capital Partners IV LLC (“Perception”) (described below in Item 8.01), RCF Acquisition Corp. (the “Company”, or “we”, “us” or “our”) entered into a Joinder Agreement (the “Joinder”) to that certain Registration Rights Agreement dated November 9, 2021, with the Sponsor and Perception. Pursuant the Joinder, Perception will receive the same rights and benefits with respect to its newly acquired Class A Shares (as defined below) and private placement warrants as the Sponsor has with respect to its Class A Shares and private placement warrants. The foregoing description of the Joinder does not purport to be complete and is qualified in its entirety by reference to the Joinder, a copy of which is attached as Exhibit 10.1 hereto.

The Company issued a Convertible Senior Secured Promissory Note on November 6, 2023, to Blue Capital Management Partners, LLP (“Blue Capital”) with a principal amount up to Two Million Dollars ($2,000,000) (the “Blue Capital Note”). The Blue Capital Note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates a Business Combination, (ii) the date of the liquidation of the Company and (iii) December 31, 2024. Concurrent with the closing of the Business Combination, any amounts outstanding under the Blue Capital Note (or any portion thereof) will automatically convert into Class A ordinary shares of the Company, par value $0.0001 per share (“Class A Shares”) at a conversion price equal to $1.00 per share, and the Sponsor will forfeit an equal number of Class A Shares that it owns pursuant to the Purchase Agreement. Additionally, from the closing of the Business Combination until the date that is eighteen (18) months after such closing, the Company has the right to purchase from Perception up to 4,533,750 of the warrants that Perception acquired from Sponsor upon the Closing of the Purchase Agreement (described below in Item 8.01), at a price of $0.10 per private placement warrant.

Under the Blue Capital Note, Blue Capital will fund each of the following amounts to the Company no later than the date set forth below:

a.	$500,000 on November 24, 2023;

b.	$200,000 on December 15, 2023;

c.	$300,000 within fifteen business days of the Company announcing it has executed a definitive agreement for a Business Combination;

d.	$500,000 within fifteen business days after a registration statement relating to the Business Combination has been filed with the U.S. Securities and Exchange Commission; and

e.	$50,000 on the first day of each month, beginning on the date that is three months after the Compnany’s stockholders meeting to approve the extended deadline for the consummation of the Business Combination; provided, however, that the maximum amount of drawdowns outstanding under this Note may not exceed Two Million Dollars ($2,000,000).

If immediately prior to the closing of the Business Combination, the Maximum Amount has not yet been paid to the Company, Blue Capital shall have the right to pay any remaining amounts to the Company before the closing of the Business Combination. If the Company has not entered into a definitive agreement for a Business Combination by February 29, 2024 or there is an Event of Default (as defined in the Blue Capital Note), the Company must issue to Blue Capital 173,913 Class A Shares, within five business days of the closing of the Business Combination.

Under the Blue Capital Note, the Company is also subject to certain covenants and other agreements including a covenant not to create, incur, assume, permit to exist or otherwise become liable with respect to any indebtedness, except indebtedness under the Blue Capital Note without Blue Capital’s approval and the right of Blue Capital to nominate one independent director to serve on the Company’s board. To secure the Company’s obligations under the Blue Capital Note, the Company granted to Blue Capital a security interest in collateral, which includes (i) all Accounts (other than the Trust Account), Chattel Paper, Deposit Accounts, Documents, Equipment, General Intangibles, Instruments, Inventory, Investment Property, Letter of Credit Rights and any Supporting Obligations, as each such term is defined in the Uniform Commercial Code (UCC), including any pledged stock, (ii) any Commercial Tort Claims (as defined in the UCC), (iii) all books and records pertaining to the foregoing, (iv) all other goods (including but not limited to fixtures) and personal property of the Company whether tangible or intangible and wherever located and (v) to the extent not otherwise included, all proceeds of the foregoing. The foregoing description of the Blue Capital Note does not purport to be complete and is qualified in its entirety by reference to the Blue Capital Note, a copy of which is attached as Exhibit 10.2 hereto.

Information included in Item 5.02 regarding the Amended and Restated Letter Agreement is incorporated by reference into this item to the extent required.

Item 1.02 Termination of a Material Definitive Agreement.

Also on November 6, 2023, as required by the Purchase Agreement, the Company entered into an Omnibus Termination and Release Agreement with the Sponsor (the “Termination Agreement”). Pursuant to the Termination Agreement, the Company terminated the following agreements in connection with the Closing of the transactions contemplated by the Purchase Agreement:

●	Administrative Services Agreement, dated November 9, 2021, by and between the Company and the Sponsor;

●	Amended and Restated Convertible Promissory Note, dated as of May 11, 2023 (the “Working Capital Promissory Note”) issued by the Company to the Sponsor, pursuant to which the Company agreed to pay the Sponsor the principal balance advanced by Sponsor to the Company under the Working Capital Promissory Note, up to five million dollars ($5,000,000), upon the earlier of May 15, 2024 and the consummation of the Company’s initial business combination, unless accelerated, in each case upon the terms and subject to the conditions set forth in the Working Capital Promissory Note; and

●	Convertible Promissory Note, dated as of May 11, 2023 (the “Extension Promissory Note”, together with the Working Capital Promissory Note, the “Promissory Notes”) issued by the Company to the Sponsor, pursuant to which the Company agreed to pay the Sponsor the principal balance advanced by Sponsor to the Company under the Extension Promissory Note, up to three million six hundred thousand dollars ($3,600,000), upon the earlier of the consummation of the Company’s initial business combination and the liquidation of the Company, in each case upon the terms and subject to the conditions set forth in the Extension Promissory Note.

In connection with the termination of the Administrative Services Agreement and the Promissory Notes, the Sponsor forgave and discharged all outstanding fees owed under the Administrative Services Agreement and agreed to cancel and waive all indebtedness under the Promissory Notes. The Termination Agreement also includes mutual releases of the parties. The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached as Exhibit 10.3 hereto.

The information included in Item 5.02 regarding termination of the Employment Agreement is incorporated by reference in this item to the extent required.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 regarding the Blue Capital Note is incorporated by reference in this item to the extent required.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 regarding the Blue Capital Note is incorporated by reference in this item to the extent required. The Class A Shares that may be issued pursuant to the Blue Capital Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Resignations and Appointments

In connection with the Closing of the transactions contemplated by the Purchase Agreement, on November 6, 2023: (i) each of the Company’s then-current directors, James McClements, Sunny S. Shah, Thomas M. Boehlert, Hugo Dryland, Elodie Grant Goodey, Timothy Baker, and Daniel Malchuk, resigned as directors, and the Company accepted their resignations; (ii) the vacancies on the Company’s board of directors caused by such resignations were filled by Scott Honour, Rick Gaenzle, R. Rudolph Reinfrank, Thomas J. Abood and Karrie Willis (the “New Directors”); (iii) each of the Company’s then-current officers, Sunny S. Shah, Thomas M. Boehlert and Rebecca Coffelt, resigned as Chief Executive Officer, Chief Financial Officer, and Secretary, respectively, and the Company accepted their resignations; and (iv) the appointments of Rick Gaenzle as Chief Executive Officer, John Stanfield as Chief Financial Officer and Secretary, Scott Honour as Chairman of the Board, and Tao Tan as President (the “New Officers”) became effective. R. Rudolph Reinfrank, Thomas J. Abood and Karrie Willis will serve as members of the Company’s Audit Committee, Nominating Committee and Compensation Committee.

Rick Gaenzle, age 58, will serve as our Chief Executive Officer. Mr. Gaenzle has over 30 years of private equity investment and corporate finance experience; he is a co-founder and currently serves as a Managing Director of Gilbert Global Equity Capital, L.L.C., the principal investment advisor to Gilbert Global Equity Partners, L.P. and related entities, a $1.2 billion leveraged buyout and private equity fund. Mr. Gaenzle has spent the last 28 years at Gilbert Global and its predecessor entity, completing over 110 direct equity investments, co-investments and add-on acquisitions for portfolio companies. He also serves as the Chief Executive Officer and a member of the board of directors of Perception Capital Corp. III, and previously served in that same role on Perception Capital Corp. II. Previously, Mr. Gaenzle was a Principal of Soros Capital L.P., the principal venture capital and leveraged equity entity of the Quantum Group of Funds and a principal advisor to Quantum Industrial Holdings Ltd. Prior to joining Soros Capital, Mr. Gaenzle held various positions at PaineWebber Inc. Mr. Gaenzle currently serves as an Operating Partner of NPGand Chairman of Lake Street Homes, a single-family rental investment vehicle. Mr. Gaenzle previously served on the boards of CPM Holdings, Inc., True Temper Corp, Optical Capital Group, Inc., Birch Telecommunications, Inc., E-via S.p.A., Tinka-ServiCos de Consultoria, S.A., the LaserSharp Corporation and Sustainable Opportunities Acquisition Corp. (“SOAC”), where he also served as Chairman of the Audit Committee. Mr. Gaenzle holds a B.A. from Hartwick College and an M.B.A. from Fordham University.

Tao Tan, age 38, will serve as our President. Mr. Tan has nearly 15 years of experience across finance, strategy and business transformation. He serves as Co-President of Perception Capital Corp. III, and previously served as Co-President of Perception Capital Corp. II. Prior to joining Perception, Mr. Tan was an officer and a senior advisor to multiple investing and operating entities. Until 2020, Mr. Tan was an Associate Partner at McKinsey & Company’s New York office. At McKinsey, Mr. Tan led teams across the firm’s transformation and private equity & principal investor practices, where he drove comprehensive performance transformation and turnaround programs for companies with revenues ranging from $200 million to $25 billion across multiple industries and continents. Most recently, Mr. Tan helped found, launch and lead McKinsey’s SPAC service line, and served in a leadership role in McKinsey’s COVID-19 client response team. Prior to McKinsey, Mr. Tan was a Senior Associate at Rose Tech Ventures, where he led the firm’s first-round investment in JUMP Bikes, which was subsequently sold to Uber in 2018. Prior to Rose Tech Ventures, Mr. Tan served in investment banking and capital markets roles at Bank of America Merrill Lynch and Lehman Brothers. Mr. Tan is a member of the Council on Foreign Relations and of the Economic Club of New York. He serves as Co-President of Perception Capital Corp. II, Mr. Tan received his B.A. and his M.B.A, both with honors, from Columbia University in the City of New York, where he was an Erwin Wolfson Scholar and a Toigo Foundation Fellow.

John Stanfield will serve as our Chief Financial Officer. Mr. Stanfield, age 42, has significant experience with U.S. GAAP, finance, operations, and taxation demonstrated over several years and several billion dollars of enterprise value in the private equity and alternative asset industry. He has been a Certified Public Accountant since 2006 and has served as senior principal with Stanfield & Associates, a public accounting firm specializing in the private equity industry and international taxation, since 2011. Mr. Stanfield has also served as Chief Executive Officer at Aequum Capital, LLC, a tech-enabled commercial lender, since August 2023 and Chief Financial Officer at Welsbach Technology Metals Acquisition Corp. (Nasdaq:WTMAU) since December 2021. He held the role of Co-President at Aequum from September 2021 to August 2023. Previously, he served as Chief Executive Officer of Lorem LLC, a provider of accounting services for special purpose acquisition companies, from May 2021 to September 2022, and as Chief Financial Officer at LQD Business Finance, a national fintech startup, from 2018 to September 2020. Mr. Stanfield holds a B.A. and an M.S.T. from the University of Illinois Urbana-Champaign and an M.S.A from DePaul University.

At the Closing, the Sponsor, Perception, the New Officers, and the New Directors entered into an Amended and Restated Letter Agreement, which amends and restates the Letter Agreement, dated November 9, 2021, by and among the Company, the Sponsor, and the Company’s former executive officers and directors and their affiliates. The Amended and Restated Letter Agreement provides for, among other things, (i) Perception to be subject to the same transfer, voting, and non-redemption restrictions with respect to its Class A and Shares and private placement warrants as the Sponsor was subject prior to the Closing with respect to such Class A Shares and private placement warrants, (ii) the removal of the contractual transfer restrictions from the Class A Shares and private placement warrants retained by the Sponsor, and (iii) Perception’s assumption of the Sponsor’s indemnification obligations under Section 4 of the original Letter Agreement. The foregoing description of the Amended and Restated Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Letter Agreement, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

In addition, each of the New Officers and New Directors are expected to enter into a standard indemnity agreement. The form of the Company’s standard indemnification agreement is included as Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-260462) filed by the Company with the Securities and Exchange Commission on October 25, 2021.

Other than the foregoing, none of the New Directors or New Officers are party to any arrangement or understanding with any person pursuant to which he or she was appointed as director, nor is he or she party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. None of our directors or officers will receive any cash compensation for services rendered to us.

Termination of Employment Agreement

In connection with Sunny Shah’s resignation as Chief Executive Officer, pursuant to the Purchase Agreement, the Company and Mr. Shah entered into a letter agreement on November 6, 2023 (the “Employment Termination Date”), terminating his Employment Agreement with the Company dated September 1, 2022 (the “Employment Agreement”). The letter agreement between Mr. Shah and the Company provides that the Company will (i) pay the sum of $12,500 to Mr. Shah as a payment in lieu of notice owed under the Employment Agreement through the next available payroll following the Employment Termination Date and (ii) make a payment in lieu of Mr. Shah’s accrued but untaken holiday entitlement.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the letter agreement, a copy of which is attached as Exhibit 10.5 hereto.

Item 8.01. Other Events.

On November 6, 2023, the Sponsor and Perception consummated the transactions contemplated by the Purchase Agreement pursuant to which, among other things, Perception acquired certain of the Sponsor’s (i) Class A Shares and (ii) private placement warrants, subject to the terms and conditions described in the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Joinder Agreement dated November 6, 2023, by and between RCF Acquisition Corp. and Perception Partners IV LLC.
10.2	Convertible Senior Secured Promissory Note dated November 6, 2023, by and between RCF Acquisition Corp. and Blue Capital Management Partners, LLP.
10.3	Omnibus Termination and Release Agreement dated November 6, 2023, by and between RCF Acquisition Corp. and RCF VII Sponsor LLC.
10.4	Amended and Restated Letter Agreement dated November 6, 2023, by and between RCF Acquisition Corp., RCF VII Sponsor LLC, Perception Capital Partners IV LLC, and the other parties named on the signature pages thereto.
10.5	Letter Agreement dated November 6, 2023 by and between Sunny Shah and RCF Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2023	RCF ACQUISITION CORP.

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer